UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C
Proxy Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934
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OPTICAL COMMUNICATION PRODUCTS, INC.

(Name of Registrant as Specified In Its Charter)

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NOTICE OF ACTION TAKEN PURSUANT TO
WRITTEN CONSENT OF STOCKHOLDERS
OPTICAL COMMUNICATION PRODUCTS, INC.
TO BE EFFECTIVE ON MAY 3, 2007
DATE FIRST MAILED TO STOCKHOLDERS: APRIL 13, 2007
WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.
TO THE STOCKHOLDERS OF OPTICAL COMMUNICATION PRODUCTS, INC.:
     This Notice and the accompanying Information Statement are being furnished to the stockholders of Optical Communication Products, Inc., a Delaware corporation (the “Company”), in connection with action taken by the holders of at least a majority of the issued and outstanding voting securities of the Company, approving, by written consent dated April 6, 2007, and subject to the passage of 20 calendar days following the date upon which the Company transmits to its shareholders this information statement in satisfaction of its obligations under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, the amendment and restatement of the Company’s Employee Stock Purchase Plan (the “Plan”) to: (1) increase the number of shares of Class A common stock of the Company reserved for issuance under the Plan by 300,000 shares, bringing the total shares reserved for issuance under the Plan to 750,000 shares; (2) amend Schedule A of the Plan to include GigaComm Corporation, the Company’s subsidiary, as a participating corporation under the Plan; and (3) amend the definition of “Eligible Employee” in the Appendix of the Plan to delete the reference to the Internal Revenue Code of 1986, as amended.
WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.
     Your vote or consent is not requested or required to approve these matters. The accompanying Information Statement is provided solely for your information. The accompanying Information Statement also serves as the notice required by Section 228 of the Delaware General Corporation Law of the taking of a corporate action without a meeting by less than unanimous written consent of the Company’s stockholders.

By Order of the Board of Directors,

Philip F. Otto
Director, Chief Executive Officer and President
Woodland Hills, California
April 10, 2007

INFORMATION STATEMENT
ABOUT THIS INFORMATION STATEMENT
APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
EXECUTIVE COMPENSATION AND RELATED INFORMATION
SUMMARY COMPENSATION TABLE
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS
EQUITY COMPENSATION PLAN INFORMATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

OPTICAL COMMUNICATION PRODUCTS, INC.
6101 Variel Avenue
Woodland Hills, California 91367
(818) 251-7100

INFORMATION STATEMENT

We Are Not Asking You for a Proxy and You are Requested Not To Send Us a Proxy.
ABOUT THIS INFORMATION STATEMENT
General
     This Information Statement is being furnished by Optical Communication Products, Inc., a Delaware corporation (the “Company”), in connection with action taken by the holders of at least a majority of the Company’s issued and outstanding voting securities, approving, by written consent dated April 6, 2007, the amendment and restatement of the Company’s Employee Stock Purchase Plan (the “Plan”) to: (1) increase the number of shares of Class A common stock of the Company reserved for issuance under the Plan by 300,000 shares, bringing the total shares reserved for issuance under the Plan to 750,000 shares; (2) amend Schedule A of the Plan to include GigaComm Corporation, the Company’s subsidiary, as a participating corporation under the Plan; and (3) amend the definition of “Eligible Employee” in the Appendix of the Plan to delete the reference to the Internal Revenue Code of 1986, as amended. This Information Statement is being provided pursuant to the requirements of Rule 14c-2 of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’), to holders of the Company’s Class A common stock (“Class A Common Stock”) and Class B common stock (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) entitled to vote or give an authorization or consent in regard to the matters acted upon by written consent.
     This Information Statement is being mailed on or about April 13, 2007 to the Company’s stockholders of record as of March 1, 2007 (the “Record Date”). The Company anticipates that the amendment and restatement of the Plan will take effect on May 3, 2007.
     The Company’s principal executive offices are located at 6101 Variel Avenue, Woodland Hills, California 91367, and the Company’s telephone number is (818) 251-7100.
Reason for the Written Consent
The Plan Amendment and Restatement
     On February 7, 2007, the Company’s Board of Directors (the “Board”) approved, subject to stockholder approval, an amendment and restatement of the Company’s Employee Stock Purchase Plan (the “Plan”) to: (1) increase the number of shares of the Class A Common Stock reserved for issuance under the Plan by 300,000 shares, bringing the total shares reserved for issuance under the Plan to 750,000 shares; (2) amend Schedule A of the Plan to include GigaComm Corporation, the Company’s subsidiary, as a participating corporation under the Plan; and (3) amend the definition of “Eligible Employee” in the Appendix of the Plan to delete the reference to the Internal Revenue Code of 1986, as amended.
The Action by Written Consent
     The Company’s Class B Common Stock, all of which is owned by The Furukawa Electric Co., Ltd. (“Furukawa”), is entitled to ten votes per share while its Class A Common Stock, which is held by all stockholders other than Furukawa, is entitled to one vote per share. Furukawa beneficially owns approximately 58.1% of the Common Stock and holds approximately 93.3% of the voting power in the Company as of the Record Date. Furukawa has approved by written consent (the “Written Consent”) the Plan Amendment and Restatement which will become effective 20 days after the mailing of this information statement.

Voting and Vote Required
     The Company is not seeking consent, authorizations or proxies from you. Section 228 of the Delaware General Corporation Law (“Section 228”) provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for a meeting. Approval of at least a majority of the outstanding voting power of the shares of Common Stock present and voting on the matter at a meeting would be required to approve the Plan Amendment and Restatement.
     As of the Record Date, the Company had 47,562,159 shares of Class A Common Stock and 66,000,000 shares of Class B Common Stock outstanding and entitled to vote. Each share of Class A Common Stock is entitled to one vote, and each share of Class B Common Stock is entitled to ten votes. On the Record Date, Furukawa beneficially owned 66,000,000 shares, or 100%, of the Company’s Class B Common Stock, representing approximately 93.3% of the voting power of the Company’s Common Stock. Accordingly, the action by Written Consent executed by Furukawa pursuant to Section 228 is sufficient to approve the amendment to the Plan and requires no further stockholder action.
Notice Pursuant to Section 228
     Pursuant to Section 228, the Company is required to provide prompt notice of the taking of a corporate action by written consent to the Company’s stockholders who have not consented in writing to such action. This Information Statement serves as the notice required by Section 228.
Dissenters’ Rights of Appraisal
     The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to the Company’s stockholders in connection with the matters approved by the Written Consent.

APPROVAL OF THE AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
     Our Board approved on February 7, 2007, and Furukawa has approved by the Written Consent an amendment and restatement of the Plan to: (i) increase the number of shares of the Company’s Class A common stock (“Common Stock”) reserved for issuance under the Plan by 300,000 shares, bringing the total shares reserved for issuance under the Plan to 750,000 shares; (ii) amend Schedule A of the Plan to include GigaComm Corporation, the Company’s subsidiary, as a participating corporation under the Plan; and (iii) amend the definition of “Eligible Employee” in the Appendix of the Plan to delete the reference to the Internal Revenue Code of 1986, as amended.
     The Plan was originally adopted by our Board August 29, 2000 and was approved by our stockholders on August 29, 2000. Currently, the maximum number of shares of Common Stock that are available for issuance under the Plan is 450,000. As of March 1, 2007, awards covering an aggregate of 427,182 shares of Common Stock had been issued under the Plan. A total of 22,818 shares of Common Stock remained available for future issuance under the Plan.
     A summary of the amendments to the Plan are set forth below and is followed by a summary of the principal provisions of the Plan as currently in effect. The summary of the Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan. A complete copy of the Plan, as amended, is attached hereto as Appendix A.
Summary of the Amendments
     The amendments to the Plan will (i) increase the number of shares of the Company’s Common Stock reserved for issuance under the Plan by 300,000 shares, bringing the total shares reserved for issuance under the Plan to 750,000 shares; (ii) amend Schedule A of the Plan to include GigaComm Corporation, the Company’s subsidiary, as a participating corporation under the Plan; and (iii) amend the definition of “Eligible Employee” in the Appendix of the Plan to delete the reference to the Internal Revenue Code of 1986, as amended.
Summary Description of Plan as Currently in Effect
     General
     The purpose of the Plan is to provide eligible employees of the Company with the opportunity to acquire a proprietary interest in the Company through participation in a plan designed to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”).
     Eligibility
     Any person who is regularly scheduled to work more than twenty hours per week for more than five months per calendar year in the employ of the Company (or any affiliate of the Company as may be authorized from time to time by the Board to extend the benefits of the Plan to its employees) is eligible to participate in the Plan (each an “Eligible Employee”). As of March 1, 2007 the Company employed 359 Eligible Employees. After the Plan amendment becomes effective approximately 225 of GigaComm Corporation employees will become Eligible Employees.
     Administration
     The Plan is required to be administered by a committee comprised of at least two members of our Board of Directors appointed by the Board (the “Plan Administrator”). Currently, the Plan is administered by the Compensation Committee of our Board of Directors. Under the Plan, the Plan Administrator has authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Section 423 of the Code and its decisions with regard to the Plan are final and binding.
     Offering Periods and Purchase Rights
     Under the Plan, shares of Common Stock will be made available for purchase by Eligible Employees through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

Each offering period will have a maximum duration of twenty-four (24) months. The duration of each offering period will be determined by the Plan Administrator with new offering periods commencing on the first business day of May and November each year over the term of the Plan. Accordingly, two (2) separate offering periods will begin in each calendar year.
     Each offering period will consist of a series of one or more successive purchase intervals. Purchase intervals will run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the following year. Accordingly, shares of Common Stock will be purchased on the last business day in April and October each year with the payroll deductions collected from the participants for the purchase interval ending with each such semi-annual purchase date. The maximum number of Common Stock purchasable on any purchase date is limited to 500 shares per participant and a maximum of 75,000 shares in a total per purchase date.
     If the fair market value per share of Common Stock on any semi-annual purchase date within a particular offering period is less than the fair market value per share of Common Stock on the start date of that offering period, then the participants in that offering period will automatically be transferred from that offering period and enrolled in the next offering period commencing after such purchase date.
     Purchase Price
     The purchase price of our Common Stock acquired under the Plan is equal to eighty-five percent (85%) of the lower of (i) the fair market value per share of our Common Stock on the start date of the offering period or (ii) the fair market value on the semi-annual purchase date. The fair market value of our Common Stock on any relevant date will be the closing price per share as reported on the NASDAQ National Market.
     Payment of Purchase Price; Payroll Deductions
     Each participant may authorize periodic payroll deductions in any multiple of 1% up to a maximum of 15% of his or her total cash earnings (generally base salary, bonuses, overtime pay and commissions) to be applied to the acquisition of shares at semi-annual intervals. Accordingly, on each semi-annual purchase date (the last business day in April and October each year), the accumulated payroll deductions of each participant will automatically be applied to the purchase of whole shares at the purchase price in effect for the participant for that purchase date.
     Withdrawal Rights and Termination of Employment
     A participant may terminate his or her outstanding purchase right under the Plan at any time prior to the next scheduled purchase date. Upon such termination, no further payroll deductions will be collected from the participant, and any payroll deductions collected during the purchase interval in which such termination occurs, at the election of the participant, be immediately refunded or held for the purchase of shares on the next purchase date. The purchase right of a participant will also terminate if he or she ceases to be an Eligible Employee. Upon such termination, all payroll deductions collected for the purchase interval in which such termination occurs will be refunded to the participant.
     Assignability
     Purchase rights are not assignable or transferable by the participant, and may be exercised only by the participant.
     Stockholder Rights
     No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant’s behalf in accordance with the provisions of the Plan and the participant has become a holder of record of the purchased shares.
     Change in Control
     In the event a change in control occurs, all outstanding purchase rights will automatically be exercised immediately prior to the effective date of such change. The purchase price in effect for each participant will be equal to 85% of the lower of (a) the fair market value per share of Common Stock on the start date of the offering period in which the participant is enrolled at the time the change in control occurs, or (b) the fair market value per share of Common Stock immediately prior to the effective date of such change in control. The limitation on the maximum number of Shares purchasable in total by all participants on any one purchase date will not be applicable to any purchase date attributable to a change in control.

     A change in control will be deemed to occur if (i) the Company is acquired through a merger or consolidation in which more than 50% of the Company’s outstanding voting stock is transferred to a person or persons different from those who held stock immediately prior to such transaction, (ii) the Company sells, transfers or disposes of all or substantially all of its assets, or (iii) any person or related group of persons acquires ownership of securities possessing more than 50% of the total combined voting power of the Company’s outstanding securities pursuant to a tender or exchange offer made directly to the Company’s stockholders.
     Share Pro-ration
     Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the maximum number of shares then available for issuance under the Plan, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, will be refunded.
     Termination and Amendment of the Plan
     The Plan will terminate upon the earliest of (i) the last business day in October 2010, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a change in control.
     The Board may at any time alter, amend, suspend or terminate the Plan to become effective immediately following the close of any purchase interval. However, the Board may not, without stockholder approval, (i) increase the number of shares of Common Stock issuable under the Plan, (ii) alter the purchase price formula so as to reduce the purchase price or (iii) modify the requirements for eligibility to participate in the Plan.
     Plan Benefits
     The table below shows, as to each of our executive officers named in the Summary Compensation Table of the Executive Compensation section of this Information Statement and the various indicated groups, the number of shares of Common Stock purchased under the Plan during the 2006 fiscal year together with the weighted average purchase price paid per share.

		Weighted
	Number of	Average
Name of Individual or Group	Purchased Shares	Purchase Price
Philip F. Otto, Chief Executive Officer and President	0	—
Muoi Van Tran(1)	0	—
Frederic T. Boyer, Senior Vice President, Chief Financial Officer and Secretary	0	—
Susie L. Nemeti(2)	0	—
Mohammad Ghorbanali(3)	0	—
Liew-Chuang Chiu, Vice President of Operations	0	—
All current executive officers as a group (6 persons)	0	—
All current directors other than executive officers as a group (6 persons)	0	—
All Eligible Employees, including current officers who are not executive officers, as a group (356 persons)	59,436	$1.41

(1)	Dr. Tran resigned from the Company effective December 31, 2006. Dr. Tran continues to serve as Chairman of the Board of Directors.

(2)	Ms. Nemeti resigned from the Company effective December 31, 2006.

(3)	Effective September 30, 2006, Mr. Ghorbanali departed from the Company as an employee and his employment agreement was terminated.
     New Plan Benefits
     No purchase rights have been granted, and no shares of Common Stock have been issued, on the basis of the 300,000 share increase which is the subject of this Information Statement.
     Federal Tax Consequences
     The following summary of the effects of federal income taxation with respect to purchase rights granted and shares issued under the Plan does not purport to be complete. Each participant is urged to consult with his or her personal tax advisor regarding the federal, state and local tax consequences of participating in the Plan.
     The Plan is intended to be an employee stock purchase plan within the meaning of Section 423 of the Code. Under an employee stock purchase plan, which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Plan or in the event the participant should die while still owning the purchased shares.
     If the participant sells or otherwise disposes of the purchased shares within two (2) years after the start date of the offering period in which such shares were acquired or within one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize capital gain equal to the amount by which the amount realized upon the sale or disposition exceeds the sum of the aggregate purchase price paid for the shares and the ordinary income recognized in connection with their acquisition.
     If the participant sells or disposes of the purchased shares more than two (2) years after the start date of the offering period in which the shares were acquired and more than one (1) year after the actual semi-annual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) 15% of the fair market value of the shares on the start date of that offering period. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.
     If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price, or (ii) 15% of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

EXECUTIVE COMPENSATION AND RELATED INFORMATION
     The following table sets forth certain summary information concerning the compensation earned, for services rendered in all capacities to us and our subsidiaries for the 2004, 2005 and 2006 fiscal years, by our chief executive officer and each of our other four most highly compensated executive officers whose aggregate salary and bonus for the 2006 fiscal year were in excess of $100,000. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned during our 2006 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year.
SUMMARY COMPENSATION TABLE

				Long-Term
				Compensation
				Awards
		Annual Compensation		Restricted	Securities	All Other
		Salary	Bonus	Stock	Underlying	Compensation
Name and Principal Position	Year	($)	($)	Awards(1)	Options (#)	($)(2)
Philip F. Otto(3)	2006	67,610	64,577	—	500,000	104,035
Chief Executive Officer	2005	—	—	—	—	—
and President	2004	—	—	—	—	—

Muoi Van Tran(4)	2006	260,552	91,000	—	—	8,891
Executive Vice President	2005	260,000	105,560	—	150,000	23,052
and Chief Technology Officer	2004	255,204	182,000	—	50,000	21,552

Frederic T. Boyer(5)	2006	20,673	14,471	250,000	500,000	—
Senior Vice President	2005	—	—	—	—	—
and Chief Financial Officer	2004	—	—	—	—	—

Susie L. Nemeti(6)	2006	199,867	75,000	—	—	7,874
Senior Vice President of Corporate	2005	190,000	77,140	—	150,000	21,752
Affairs and Administration, Chief Corporate	2004	190,000	133,000	—	50,000	19,752
Development Officer and Secretary

Mohammad Ghorbanali(7)	2006	215,552	—	—	—	8,492
Chief Operating Officer and	2005	215,000	87,290	—	150,000	23,052
Vice President of Technical Operations	2004	215,070	150,500	—	50,000	21,360

Liew-Chuang Chiu(8)	2006	171,155	60,000	50,000	121,000	200
Vice President of Operations	2005	33,846	13,000	—	29,000	—
	2004	—	—	—	—	—

(1)	As of the end of the 2006 fiscal year, Mr. Boyer held 250,000 shares of restricted stock, which entire amount was granted in the 2006 fiscal year, valued at $492,500 based on the closing market price of our common stock as of September 29, 2006, the last trading day of the company’s 2006 fiscal year. Mr. Boyer’s shares of restricted stock generally vest over a four-year period, with 25% of such shares vesting one year after the date of grant, and the remaining 75% of such shares vesting on each of the annual anniversaries of the date of grant thereafter over the next three years. As of the end of the 2006 fiscal year, Dr. Chiu held 50,000 shares of restricted stock, which entire amount was granted in the 2006 fiscal year, valued at $98,500 based on the closing market price of our common stock as of September 29, 2006, the last trading day of the company’s 2006 fiscal year. Dr. Chiu’s shares of restricted stock generally vest over a four-year period, with 1/48 of such shares vesting on each of the 48 monthly anniversaries of the date of grant. Mr. Boyer and Dr. Chiu will be entitled to receive dividends, if any, on these shares of restricted stock.

(2)	Company’s contribution to participant’s 401K, Profit Sharing Plans and cost of life insurance for coverage in excess of $50,000. Other compensation for Mr. Otto includes compensation for his services as interim Chief Financial Officer from April 26, 2006 to August 21, 2006.

(3)	Mr. Otto was appointed Chief Executive Officer and President on July 26, 2006 with an annual base salary of $350,000. Compensation paid to Mr. Otto while he was the interim Chief Financial Officer until he was appointed Chief Executive Officer is included in All Other Compensation. Mr. Otto was awarded a special grant of stock options covering 1,500,000 shares of our Class A common stock, approved at the January 24, 2007 Annual Meeting of Stockholders.

(4)	Dr. Tran resigned from the Company effective December 31, 2006. Dr. Tran will continue to serve as Chairman of the Board of Directors

(5)	Mr. Boyer was appointed Senior Vice President and Chief Financial Officer effective August 21, 2006 with an annual base salary of $215,000.

(6)	Ms. Nemeti resigned from the Company effective December 31, 2006.

(7)	Effective September 30, 2006, Mr. Ghorbanali departed from the Company as an employee and his employment agreement was terminated.

(8)	Dr. Chiu was appointed Vice President of Operations on December 14, 2006. Dr. Chiu was previously our Vice President of Manufacturing since April 2006, our Director of Manufacturing since July 2005 and did not serve as an executive officer during the 2004 and 2005 fiscal year.

Stock Option Grants in Last Fiscal Year
     The following table sets forth information regarding options granted to each executive officer listed in the Summary Compensation Table during the 2006 fiscal year. We did not grant any stock appreciation rights during the 2006 fiscal year.

					Potential Realizable
					Value at Assumed
					Annual Rates of
					Stock Price
					Appreciation for
	Individual Grants				Option Term
	Number of
	Shares off	% of Total
	Common Stock	Options	Exercise
	Underlying	Granted to	Price Per
	Options	Employees in	Share	Expiration
Name	Granted (#)	Fiscal 2006	($/share)	Date	5% ($)	10% ($)
Philip F. Otto(1)	500,000	35.8%	1.91	7/26/2016	600,000	1,520,000
Muoi Van Tran	—	—	—	—	—	—
Frederic T. Boyer(1)	250,000	17.9%	1.90	8/21/2016	300,000	760,000
	250,000	17.9%	2.66	8/21/2016	112,500	572,500
Susie L. Nemeti	—	—	—	—	—	—
Mohammad Ghorbanali	—	—	—	—	—	—
Liew-Chuang Chiu(1)	4,000	0.0%	1.91	10/7/2005	4,800	12,160
	21,000	1.5%	3.12	4/26/2016	41,160	104,370
	100,000	7.2%	1.91	7/26/2016	120,000	304,000

(1)	Options are exercisable over a 4-year period with 25% vesting on the one-year anniversary of the date of grant, and the remaining 75% of such options vesting in equal monthly installments thereafter over the next 3-years. At the Annual Meeting of Stockholders on January 24, 2007, a special grant of stock options covering 1,500,000 shares of Class A common stock at an exercise price of $1.91 per share was awarded to Philip F. Otto.
     During the 2006 fiscal year, we granted options to purchase 1,396,928 shares of our Class A common stock to our employees. Other than the grant of an option to purchase 250,000 shares to Mr. Boyer with an exercise of price of $2.66 per share, options were granted with an exercise price equal to the fair market value of our Class A common stock at the date of the grant as measured by the closing selling price of our Class A common stock as reported on the NASDAQ National Market. In the event we are acquired by merger or asset sale, each outstanding option, which is not to be assumed or replaced by the successor corporation, will immediately vest and become exercisable for all the shares subject to the option. Each option has a maximum term of 10 years, subject to earlier termination upon the optionee’s cessation of service with Optical Communication Products, Inc.
     Potential realizable values are net of exercise price, but before the payment of taxes associated with exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the Securities and Exchange Commission and do not represent our estimate or projection of our future Class A common stock prices. These amounts represent assumed rates of appreciation in the value of the Class A common stock from the fair market value on the date of grant. Actual gains, if any, on stock option exercises are dependent on the future performance of the Class A common stock and overall stock market conditions. The amounts reflected in the table may not necessarily be achieved.

Aggregated Option Exercises and Fiscal Year-End Values.
     The following table sets forth information with respect to each of our executive officers named in the Summary Compensation Table concerning the exercise of stock options during the 2006 fiscal year and the number of shares subject to unexercised stock options held at the close of such fiscal year. No stock appreciation rights were exercised during the 2006 fiscal year, and no stock appreciation rights were outstanding at the close of such year.
     In the following table, “Value Realized” is equal to the difference between the fair value of the shares at the time of exercise and the exercise price paid for the shares and the “Value of Unexercised In-The-Money Options” is based on the closing selling price per share at the close of the 2006 fiscal year less the exercise price payable per share. Options are “In-the-Money” if the fair market value of the underlying options exceeds the exercise price of the option.

					Value of
			Number of Shares		Unexercised
			of Common Stock		In-the-Money
			Underlying Unexercised		Options at
	Shares	Value	Options at		September 30, 2006
	Acquired on	Realized	September 30, 2006		Exercisable	Unexercisable
Name	Exercise (#)	($)	Exercisable	Unexercisable	($)	($)
Philip F. Otto	—	—	0	500,000	0	30,000
Muoi Van Tran	—	—	37,500	12,500	37,500	12,500
Frederic T. Boyer	—	—	0	500,000	0	15,000
Susie L. Nemeti	—	—	37,500	12,500	37,500	12,500
Mohammad Ghorbanali	—	—	37,500	12,500	37,500	12,500
Liew-Chuang Chiu	—	—	8,333	141,667	0	6,240
EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS
     We entered into employment agreements with Mr. Otto and Mr. Boyer in July 2006 and with each of Dr. Tran, Mr. Ghorbanali, and Ms. Nemeti in November 1999. These agreements are renewed on an annual basis, with the base salary subject to annual review by the board of directors or compensation committee, but in no event will the executives’ minimum base salary be reduced below the base salary set forth in the agreements. Annual bonuses may be paid to the executives at the discretion of our board of directors or compensation committee. These agreements may be terminated by us without cause, and for any reason whatsoever, upon 30 days’ notice. Under Dr. Tran and Mr. Ghorbanali’s agreements, if we decide not to renew their agreement, or terminate their agreement upon 30 day’s notice, the executive will be entitled to receive an amount equal to their base salary and benefits at the time of termination for a period of one year from the date of termination. The agreements can also be terminated upon mutual written consent of both the executive and us, at which time the executive is entitled to receive payment of an amount equal to his or her base salary and benefits at the time of termination for a period of six months from the date of termination. In October 2003, Ms. Nemeti’s employment agreement was modified. If we decide not to renew Ms. Nemeti’s agreement, or terminate her agreement upon 30 day’s notice, she will be entitled to receive an amount equal to her base salary and benefits at the time of termination for a period of one year from the date of termination. If we mutually agree with Ms. Nemeti to terminate her agreement, she is entitled to receive an amount equal to her base salary and benefits at the time of termination for a period of six months from the date of termination. Mr. Ghorbanali’s employment agreement was terminated on September 30, 2006. Dr. Tran’s and Ms. Nemeti’s employment agreements have been terminated effective December 31, 2006.
     Under Mr. Otto’s agreement, if we terminate Mr. Otto’s employment for any reason other than death, disability or cause, Mr. Otto would be entitled to a severance payment equal to 18 months of his current base salary and reimbursement for the continuation of health benefits for 18 months provided Mr. Otto signs (and does not revoke) a general release within 50 days following his termination of employment. Under Mr. Boyer’s agreement, if we terminate Mr. Boyer’s employment for any reason other than death, disability or cause, Mr. Boyer would be entitled to a severance payment equal to 12 months of his current base salary and reimbursement for the continuation of health benefits for 12 months provided Mr. Boyer signs a general release within 61 days following his termination of employment.

     In the event we are acquired by merger or asset sale, each outstanding option under our 2000 Stock Incentive Plan which is not assumed by the successor corporation will automatically accelerate in full, and all unvested shares will immediately vest, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation.

EQUITY COMPENSATION PLAN INFORMATION
     The following table provides information as of September 30, 2006 with respect to the shares of our Class A common stock that may be issued under our existing equity compensation plans.

			Number of securities
			remaining available for
	Number of securities to be	Weighted-average	future issuance under equity
	issued upon exercise of	exercise price of	compensation plans
	outstanding options,	outstanding options,	(excluding securities
	warrants and rights	warrants and rights	reflected in column (a))
Plan Category	(a)	(b)	(c)
Equity compensation plans approved by stockholders(1)	5,244,832	$6.05	4,851,184
Equity compensation plans not approved by stockholders(2)	3,551,680	$10.23	0

Total	8,796,512	$7.74	4,851,184

(1)	Consists of the 2000 Stock Incentive Plan

(2)	Consists of 2000 Stock Option Agreements with Muoi Van Tran, Susie L. Nemeti and Mohammad Ghorbanali and shares of restricted stock granted on August 21, 2006 to Frederic T. Boyer.
Special Stock Option Agreements
     In June 1993 and August 2000, our board of directors granted options outside of a plan pursuant to special stock option agreements to Muoi Van Tran, Susie L. Nemeti and Mohammad Ghorbanali, our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer, respectively. The special stock option agreements were not approved by our stockholders. The 1993 agreements provided for options to purchase an aggregate of 6,368,680 shares of our Class A common stock at an exercise price of $0.00025 per share and the 2000 agreements provided for options to purchase an aggregate of 3,301,680 shares of our Class A common stock at an exercise price of $11 per share. All options under the 1993 and 2000 agreements were granted at an exercise price per share equal to the fair market value of our Class A common stock on the date of grant and are non-statutory options under the Federal tax law. The options under the 1993 agreements vest and become exercisable in four equal annual installments measured from the date of grant. The options under the 1993 agreement were fully exercised by the officers as of September 30, 2003. The options under the 2000 agreements were fully-vested and immediately exercisable upon grant. The term of each option granted under the 2000 agreements is 10 years from the date of the grant. Options may terminate before their expiration dates if the optionee’s status as an employee is terminated or upon the optionee’s death or disability.
Amendment of Employee Stock Purchase Plan
     In January 2005, the Employee Stock Purchase Plan was amended to increase the number of shares of Class A common stock reserved for issuance under the plan from 300,000 shares to 450,000 shares.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth information regarding the beneficial ownership of the shares of our Class A common stock and Class B common stock as of March 1, 2007, except as noted in the footnotes below, by:
•	Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

•	Each executive officer listed in the Summary Compensation Table above;

•	Each of our directors; and

•	All of our executive officers and directors as a group.

     Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or become exercisable within 60 days of March 1, 2007, are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. As of March 1, 2007, 113,562,159 shares of our common stock were issued and outstanding. Unless otherwise indicated in the table, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Optical Communication Products, Inc., 6101 Variel Avenue, Woodland Hills, California 91367.

	Number of	Percentage of
	shares	shares
	beneficially	beneficially
	owned	owned
Named executive officers and directors:
Philip F. Otto(1)	0	* %
Muoi Van Tran(2)	13,335,841	11.7
Frederic T. Boyer(3)	250,000	*
Susie L. Nemeti(4)	3,798,256	3.3
Mohammad Ghorbanali(5)	7,176,553	6.3
Liew-Chuang Chiu(6)	62,500	*
Yukimasa Shiga(7)	66,000,000	58.1
Haruki Ogoshi(7)	66,000,000	58.1
Arinobu Sato(7)	66,000,000	58.1
Stewart D. Personick(8)	77,500	*
Hobart Birmingham(9)	47,500	*
David Warnes(9)	47,500	*
Other 5% Stockholders:
The Furukawa Electric Co., Ltd.,(10) 2-3 Marunouchi, 2-chome, Chiyoda-ku, Tokyo, 100-8322, Japan	66,000,000	58.1
All directors and executive officers as a group (12 persons)(11)	90,795,650	80.0%

*	Less than 1%

(1)	Mr. Otto was granted options to purchase 500,000 shares of Class A common stock this fiscal year, none of which are presently exercisable or will become exercisable within 60 days of March 1, 2007. On January 24, 2007, Mr. Otto was awarded options to purchase 1,500,000 shares of Class A common Stock, none of which are presently exercisable or become exercisable within 60 days of March 1, 2007.

(2)	Includes (a) 11,237,655 shares of our Class A common stock held by Muoi Van Tran and Tracy Tam Trang, as Co-Trustees of the Tran Family Trust dated June 26, 1997, (b) 80,000 shares of Class A common stock held by Muoi Van Tran and Tracy Tam Trang, as co-trustees of two separate trusts for the benefit of Dr. Tran’s children (which shares total less than 5% of the company’s outstanding common stock), (c) 110,100 shares of our Class A common stock held by Dr. Tran’s children each of whom share Dr. Tran’s household and (d) options to purchase 1,908,086 shares of our Class A common stock, all of which are presently exercisable or exercisable within 60 days of March 1, 2007. Dr. Tran resigned from the Company effective December 31, 2006. Dr. Tran will remain as Chairman of our board of directors.

(3)	Includes 250,000 shares of restricted stock. Mr. Boyer was granted options to purchase 500,000 shares of our Class A common stock in fiscal year 2006, none of which are presently exercisable or exercisable within 60 days of March 1, 2007.

(4)	Includes (a) 400,000 shares of our Class A common stock held by Ms. Nemeti’s spouse, (b) 15,000 shares of our Class A common stock held by Ms. Nemeti’s son who shares Ms. Nemeti’s household and (c) options to purchase 1,313,096 shares of our Class A common stock, all of which are presently exercisable or exercisable within 60 days of March 1, 2007. Ms. Nemeti resigned from the Company effective December 31, 2006.

(5)	Includes (a) 75,500 shares of our Class A common stock held by Mohammad Ghorbanali, as trustee of the Navid Ghorbanali Irrevocable Trust dated October 1, 2000 for the benefit of Mr. Ghorbanali’s child, and (b) 75,500 shares of our Class A common stock held by Mohammad Ghorbanali, as trustee of the Negar Ghorbanali Irrevocable Trust dated October 1, 2000 for the benefit of Mr. Ghorbanali’s child. Effective September 30, 2006, Mr. Ghorbanali departed from the Company as an employee and his employment agreement was terminated.

(6)	Includes (a) options to purchase 12,500 shares of our Class A common stock, all of which are presently exercisable or exercisable within 60 days of March 1, 2007and (b) 50,000 shares of restricted stock that were granted in fiscal year 2006, of which 7,292 are presently vested at March 1, 2007.

(7)	Consists of 66,000,000 shares of our Class B common stock held by The Furukawa Electric Co., Ltd. Mr. Yukimasa Shiga is the President of Furukawa Electric North America, Inc. Mr. Haruki Ogoshi is the General Manager of the Optical Component Products Department Telecommunications Company of The Furukawa Electric Co., Ltd. Mr. Arinobu Sato is Manager of the Group Business Administration Department of The Furukawa Electric Co., Ltd. Messrs. Shiga, Ogoshi and Sato disclaim beneficial ownership of these shares.

(8)	Consists of options to purchase 77,500 shares of Class A common stock, all of which are presently exercisable or will become exercisable within 60 days of March 1, 2007.

(9)	Consists of options to purchase 47,500 shares of Class A common stock, all of which are presently exercisable or will become exercisable within 60 days of March 1, 2007.

(10)	Consists of 66,000,000 shares of our Class B common stock.

(11)	Includes (a) options to purchase 3,406,182 shares of our Class A common stock, all of which are presently exercisable or will become exercisable within 60 days of March 1, 2007 and (b) 66,000,000 shares of our Class B common stock.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Information Statement to be signed on its behalf by the undersigned hereunto authorized.

By Order of the Board of Directors,

Philip F. Otto,
Director, Chief Executive Officer and President
Dated: April 10, 2007
Woodland Hills, California

Appendix A
OPTICAL COMMUNICATION PRODUCTS, INC.
AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
     I. PURPOSE OF THE PLAN
          This Employee Stock Purchase Plan is intended to promote the interests of Optical Communication Products, Inc., a Delaware corporation, by providing eligible employees with the opportunity to acquire a proprietary interest in the Corporation through participation in a payroll deduction-based employee stock purchase plan designed to qualify under Section 423 of the Code.
     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.
     II. ADMINISTRATION OF THE PLAN
          The Plan Administrator shall have full authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of Code Section 423. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan.
     III. STOCK SUBJECT TO PLAN
          A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to 750,000 shares.
          B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date, and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right in order to prevent the dilution or enlargement of benefits thereunder.
     IV. OFFERING PERIODS
          A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

          B. Each offering period shall be of such duration (not to exceed twenty-four (24) months) as determined by the Plan Administrator prior to the start date of such offering period. Offering periods shall commence at semi- annual intervals on the first business day of May and November each year over the term of the Plan. Accordingly, two (2) separate offering periods shall commence in each calendar year the Plan remains in existence.
          C. Each offering period shall consist of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in May to the last business day in October each year and from the first business day in November each year to the last business day in April in the following year.
          D. Should the Fair Market Value per share of Common Stock on any Purchase Date within a particular offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the individuals participating in such offering period shall, immediately after the purchase of shares of Common Stock on their behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the next offering period commencing after such Purchase Date.
     V. ELIGIBILITY
          A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Employees may participate in only one offering period at a time.
          B. Except as otherwise provided in Sections IV.D. and V.A above, an Eligible Employee must, in order to participate in a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) on or before the start date of that offering period.
     VI. PAYROLL DEDUCTIONS
          A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Cash Earnings paid to the Participant during each Purchase Interval within that offering period, up to a maximum of fifteen percent (15%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:
          (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction (or to the extent applicable, the percentage of Cash Earnings to serve as his or her lump sum contribution for the initial Purchase Interval of the first offering period) to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.
          (ii) The Participant may, prior to the commencement of any new Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the fifteen percent (15%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

          B. Payroll deductions shall begin on the first pay day administratively feasible following the start date of the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant’s book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Corporation and used for general corporate purposes.
          C. Payroll deductions shall automatically cease upon the termination of the Participant’s purchase right in accordance with the provisions of the Plan.
          D. The Participant’s acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant’s acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.
     VII. PURCHASE RIGHTS
          A. Grant of Purchase Rights. Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the start date of the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.
          Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of Code Section 424(d)) or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Corporation or any Corporate Affiliate.
          B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant’s payroll deductions (or, to the extent applicable, his or her lump sum contribution) for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.
          C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant’s behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

          D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date (or, to the extent applicable, his or her lump sum contribution for that Purchase Interval) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 500 shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants in the Plan on any one Purchase Date shall not exceed 75,000 shares, subject to periodic adjustments in the event of certain changes in the Corporation’s capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.
          E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.
          F. Termination of Purchase Right. The following provisions shall govern the termination of outstanding purchase rights:
          (i) A Participant may, at any time prior to the next scheduled Purchase Date in the offering period in which he or she is enrolled, terminate his or her outstanding purchase right by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to the terminated purchase right. Any payroll deductions collected during the Purchase Interval in which such termination occurs shall, at the Participant’s election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time such purchase right is terminated, then the payroll deductions collected with respect to the terminated right shall be refunded as soon as possible.
          (ii) The termination of such purchase right shall be irrevocable, and the Participant may not subsequently rejoin the offering period for which the terminated purchase right was granted. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of that offering period.

          (iii) Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant’s payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded. However, should the Participant cease to remain in active service by reason of an approved unpaid leave of absence, then the Participant shall have the right, exercisable up until the last business day of the Purchase Interval in which such leave commences, to (a) withdraw all the payroll deductions collected to date on his or her behalf for that Purchase Interval or (b) have such funds held for the purchase of shares on his or her behalf on the next scheduled Purchase Date. In no event, however, shall any further payroll deductions be collected on the Participant’s behalf during such leave. Upon the Participant’s return to active service (x) within ninety (90) days following the commencement of such leave or (y) prior to the expiration of any longer period for which such Participant’s right to reemployment with the Corporation is guaranteed by statute or contract, his or her payroll deductions under the Plan shall automatically resume at the rate in effect at the time the leave began, unless the Participant withdraws from the Plan prior to his or her return. An individual who returns to active employment following a leave of absence that exceeds in duration the applicable (x) or (y) time period will be treated as a new Employee for purposes of subsequent participation in the Plan and must accordingly re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of any subsequent offering period in which he or she wishes to participate.
          G. Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to eighty-five percent (85%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the offering period in which such individual is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.
          The Corporation shall use its best efforts to provide at least ten (10) days’ prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.
          H. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.
          I. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

          J. Stockholder Rights. A Participant shall have no stockholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant’s behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.
     VIII. ACCRUAL LIMITATIONS
          A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of Code Section 423)) of the Corporation or any Corporate Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Corporation or any Corporate Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.
          B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:
          (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.
          (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.
          C. If by reason of such accrual limitations, any purchase right of a Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.
          D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.
     IX. EFFECTIVE DATE AND TERM OF THE PLAN
          A. The Plan was adopted by the Board and received stockholder approval on August 29, 2000, and became effective at the Effective Time.
          B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in October 2010, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

     X. AMENDMENT OF THE PLAN
          A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Corporation will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the Corporation to recognize compensation expense in the absence of such amendment or termination.
          B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Corporation’s stockholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments in the event of certain changes in the Corporation’s capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.
     XI. GENERAL PROVISIONS
          A. All costs and expenses incurred in the administration of the Plan shall be paid by the Corporation; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.
          B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Corporation or any Corporate Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any Corporate Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s employment at any time for any reason, with or without cause.
          C. The provisions of the Plan shall be governed by the laws of the State of California without resort to that State’s conflict-of-laws rules.

Schedule A
Corporations Participating in
Employee Stock Purchase Plan
Optical Communication Products, Inc.
GigaComm Corporation

APPENDIX
          The following definitions shall be in effect under the Plan:
          A. Board shall mean the Corporation’s Board of Directors.
          B. Cash Earnings shall mean (i) the regular base salary paid to a Participant by one or more Participating Companies during such individual’s period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, bonuses, commissions, profit-sharing distributions or other incentive-type payments received during such period. Such Cash Earnings shall be calculated before deduction of (A) any income or employment tax withholdings or (B) any contributions made by the Participant to any Code Section 401(k) salary deferral plan or any Code Section 125 cafeteria benefit program now or hereafter established by the Corporation or any Corporate Affiliate. However, Cash Earnings shall not include any contributions made by the Corporation or any Corporate Affiliate on the Participant’s behalf to any employee benefit or welfare plan now or hereafter established (other than Code Section 401(k) or Code Section 125 contributions deducted from such Cash Earnings).
          C. Change in Control shall mean a change in ownership of the Corporation pursuant to any of the following transactions:
          (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or
          (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or
          (iii) the acquisition, directly or indirectly, by a person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by or is under common control with the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders.
          D. Code shall mean the Internal Revenue Code of 1986, as amended.
          E. Common Stock shall mean the Corporation’s Class A common stock.
          F. Corporate Affiliate shall mean any parent or subsidiary corporation of the Corporation (as determined in accordance with Code Section 424), whether now existing or subsequently established.

          G. Corporation shall mean Optical Communication Products, Inc., a Delaware corporation, and any corporate successor to all or substantially all of the assets or voting stock of Optical Communication Products, Inc. that shall by appropriate action adopt the Plan.
          H. Effective Time shall mean November 3, 2000. Any Corporate Affiliate that becomes a Participating Corporation after such Effective Time shall designate a subsequent Effective Time with respect to its employee-Participants.
          I. Eligible Employee shall mean any person who is employed by a Participating Corporation on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year.
          J. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:
          (i) If the Common Stock is at the time traded on the NASDAQ National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
          (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.
          K. 1933 Act shall mean the Securities Act of 1933, as amended.
          L. Participant shall mean any Eligible Employee of a Participating Corporation who is actively participating in the Plan.
          M. Participating Corporation shall mean the Corporation and such Corporate Affiliate or Affiliates as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Corporations in the Plan are listed in attached Schedule A.
          N. Plan shall mean the Corporation’s Amended and Restated Employee Stock Purchase Plan, as set forth in this document.
          O. Plan Administrator shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan.

          P. Purchase Date shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be April 30, 2001.
          Q. Purchase Interval shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.
          R. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.